Decommissioning Obligations	12 Months Ended
Dec. 31, 2021
Decommissioning Obligations
Decommissioning Obligations

Note 16. Decommissioning Obligations

	2021	2020
Decommissioning obligations, beginning of year	$14,072	$15,018
Changes in estimates	838	(946)
Accretion	186	—
Decommissioning obligations, end of year	$15,096	$14,072

Decommissioning obligations represent the present value of estimated remediation and reclamation costs associated with hydrocarbon properties and property, plant and equipment. As at December 31, 2021 and 2020, management revised its estimates of the expected decommissioning obligations related to its hydrocarbon production and processing assets. The Group discounted the decommissioning obligations using an average discount rate of 1.20% (2020: 0.70)%, which is the risk-free rate in Canada for blended government securities and inflation of 1.95% (2020: 0.70)%.

The Group’s decommissioning obligations are unsecured and will be funded from future cash flows from operations.